SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 18, 2003



                           HOLLYWOOD CASINO SHREVEPORT
                         SHREVEPORT CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)




         LOUISIANA                      333-88679               72-1225563
         LOUISIANA              (Commission file number)        75-2830167
(State or other jurisdiction                                 (I.R.S. employer
     of incorporation)                                      identification no.)



                             451 CLYDE FANT PARKWAY
                           SHREVEPORT, LOUISIANA 71101
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (318) 220-0711


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ITEM 5.    OTHER EVENTS.

           On August 7, 2002, Hollywood Casino Corporation ("HCC"), a Delaware corporation and parent company of Hollywood Casino Shreveport, Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Penn National ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, HCC will become a wholly-owned subsidiary of Penn National through the merger of Merger Sub with and into HCC (the "Merger").

           The Merger and the financing transactions contemplated under the Merger Agreement are subject to, among other things, the approvals of the Illinois Gaming Board, the Louisiana Gaming Control Board and the Mississippi Gaming Commission, and the financing transactions are subject to, among other things, the approval of the West Virginia Lottery Commission and the West Virginia Racing Commission. On November 20, 2002, the Mississippi Gaming Commission granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. On November 22, 2002, the West Virginia Lottery Commission granted approval for the consummation of the financing transactions as contemplated under the Merger Agreement. On February 18, 2003, the Louisiana Gaming Control Board granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. As of the date of this filing, the approvals from the Illinois Gaming Board and the West Virginia Racing Commission have not yet been granted.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HOLLYWOOD CASINO SHREVEPORT
                                By: HCS I, Inc.

Dated:  February 18, 2003       By: /s/ Paul C. Yates
                                    -------------------------------------------
                                    Paul C. Yates
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Assistant Secretary




                                SHREVEPORT CAPITAL CORPORATION

Dated:  February 18, 2003       By: /s/ Paul C. Yates
                                    -------------------------------------------
                                    Paul C. Yates
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Assistant Secretary